UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 4, 2012
(Date of earliest event reported)

GENMED HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-26607 --------------------------------	88-0390828 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rontgenlaan 27, 2719 DX
Zoetemeer, The Netherlands
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(Address of principal executive offices) (Zip Code)

011-31-791-630-129
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A Special Meeting of the shareholders of the Registrant was held at their office located in Zoetemeer, The Netherlands, on the 4th day of April, 2012 at 10 o’clock A.M.   At said meeting, the shareholders approved the new Bylaws of the Registrant.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                 Financial Statement and Exhibits.

Exhibit 3                 Bylaws.

SIGNATURE

GENMED HOLDING CORP.
(Registrant)

Date: April 4, 2012	By: /s/ RANDY HIBMA
Randy Hibma
Chief Financial Officer
(Duly Authorized Officer)